UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 29, 2008

OPTICAL CABLE CORPORATION

(Exact name of registrant as specified in its charter)

Virginia	000-27022	54-1237042
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

5290 Concourse Drive Roanoke, VA	24019
(Address of principal executive offices)	(Zip Code)

(540) 265-0690

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Table of Contents

Item 1.01	Entry into a Material Definitive Agreement

Item 9.01	Financial Statements and Exhibits

Signatures

Exhibits

Item 1.01 Entry into a Material Definitive Agreement

Commercial Loan Extension

On February 29, 2008 Optical Cable Corporation (the “Company”) and Valley Bank entered into amendments (the “Amendments”) extending the Company’s revolving credit facilities entered into September 22, 2006 under which Valley Bank provides a working capital line of credit (the “Working Capital Facility”) and a machinery and equipment line of credit (the “Machinery and Equipment Facility”). The Amendments maintain all of the material terms of the Working Capital Facility and the Machinery and Equipment Facility except that, in each case, they extend the term to April 28, 2008.

The Working Capital Facility provides up to $5 million for the Company’s working capital needs and bears interest at LIBOR plus 2.15%. The Working Capital Facility also provides a lower interest rate option if the Company maintains specified depository balance limits with Valley Bank. The Company can borrow up to 85% of the Company’s eligible accounts receivable under the Working Capital Facility.

The Machinery and Equipment Facility provides up to $2 million in availability for machinery and equipment purchases and also bears interest at LIBOR plus 2.15%. Both the Machinery and Equipment Facility and the Working Capital Facility are secured by the Company’s accounts receivable, inventory, furniture, fixtures and equipment and proceeds and are payable on demand with 60 days prior written notice, provided that the Company is not in default. If not extended by the Amendments, the Working Capital Facility and the Machinery and Equipment Facility would have expired on February 28, 2008.

Amendment No. 1 to the Working Capital Facility is attached to this Current Report on Form 8-K as Exhibit 4.1 hereto and Amendment No. 1 to the Machinery and Equipment Facility is attached to this Current Report on Form 8-K as Exhibit 4.2 hereto. Both the Working Capital Facility and the Machinery and Equipment Facility are incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits

(c) Exhibits

The following are filed as Exhibits to this Report.

Exhibit No.	Description of Exhibit

4.1	Amendment No. 1 dated February 29, 2008 to the Commercial Loan Agreement dated September 22, 2006 by and between Optical Cable Corporation and Valley Bank in the amount of $5,000,000 (Loan No. 156809). FILED HEREWITH.

4.2	Amendment No. 1 dated February 29, 2008 to the Commercial Loan Agreement dated September 22, 2006 by and between Optical Cable Corporation and Valley Bank in the amount of $2,000,000 (Loan No. 156833). FILED HEREWITH.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OPTICAL CABLE CORPORATION

By:	/s/ TRACY G. SMITH
Name:	Tracy G. Smith
Title:	Vice President and Chief Financial Officer

Dated: March 5, 2008

EXHIBIT INDEX

OPTICAL CABLE CORPORATION

Current report on Form 8-K

Exhibit No.	Description of Exhibit

4.1	Amendment No. 1 dated February 29, 2008 to the Commercial Loan Agreement dated September 22, 2006 by and between Optical Cable Corporation and Valley Bank in the amount of $5,000,000 (Loan No. 156809). FILED HEREWITH.

4.2	Amendment No. 1 dated February 29, 2008 to the Commercial Loan Agreement dated September 22, 2006 by and between Optical Cable Corporation and Valley Bank in the amount of $2,000,000 (Loan No. 156833). FILED HEREWITH.